3. MATERIAL ACCOUNTING POLICIES: Earn-Out Liabilities (Contingent Consideration) (Policies)	12 Months Ended
Dec. 31, 2025
Policies
Earn-Out Liabilities (Contingent Consideration)

Earn-Out Liabilities (Contingent Consideration)

In accordance with IFRS 3 (Business Combinations) and IFRS 13 (Fair Value Measurement), the contingent consideration, in the form of earn-out arrangements, has been recognized at fair value as of the acquisition date. The earn-out amounts are contingent on achieving specified revenue targets set out in the respective acquisition agreements and are payable over the earn-out period.

The earn-out liability is recognized at its fair value as of the acquisition date and will be re-measured at each reporting period. Any adjustments to the fair value of the contingent consideration will be reflected in the profit or loss.

In connection with certain acquisitions completed during the year, the Group entered into earn-out arrangements with the former owners of the acquired businesses. The earn-outs are generally payable if specified post-acquisition revenue targets are achieved over one- to three-year earn-out periods. The contractual measures are generally based on invoiced and collected revenues, excluding revenue from post-closing acquisitions, and in some cases are also subject to additional profitability conditions.

The Group recognized contingent consideration at fair value on the acquisition date as part of consideration transferred. Fair value was determined using a Monte Carlo simulation based on forecast revenues, contractual threshold payments, volatility assumptions, discount rates, settlement timing and credit risk. The carrying amount of contingent consideration as of December 31, 2025  is $1,291,546 (Previous year – Nil) . The measurement remains sensitive to changes in forecast revenue, volatility, discount rates and the probability of achieving contractual targets.